Exhibit 99.1 A PIONEER & LEADER IN PLACENTAL BIOLOGICS Investor Presentation November 2022

Disclaimer & Cautionary Statements This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Future sales or sales growth; • Estimates of potential market size for the Company’s current and future products; • Plans for expansion outside of the U.S.; • The Company’s expectations regarding its mdHACM product’s potential use as a safe and effective treatment option, and that it may be an effective treatment for persons battling inflammatory conditions; the Company’s plans for meetings with the U.S. Food & Drug Administration (FDA), and planned biologics license application (BLA) submissions to the FDA, and their timing; plans for future clinical trials, including the Company’s decision to pursue or not pursue, and their timing; • The effectiveness of amniotic tissue as a therapy for any particular indication or condition; • Expected spending on clinical trials and research and development; • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability 2

Disclaimer & Cautionary Statements Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; • The results of a clinical trial or trials may not demonstrate that the product is safe or effective, or may have little or no statistical value; the Company may change its plans due to unforeseen circumstances, and delay or alter the timeline for future trials, analyses, or public announcements; the timing of any meeting with the FDA depends on many factors and is outside of the Company’s control, and the results from any meeting are uncertain; a BLA submission requires a number of prerequisites, including favorable study results and statistical support, and completion of a satisfactory FDA inspection of the Company’s manufacturing facility or facilities; plans for future clinical trials depend on the results of pending clinical trials, discussion with the FDA, and other factors; and conducting clinical trials is a time-consuming, expensive, and uncertain process; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • Whether there is full access to hospitals and healthcare provider facilities, as a continuation or escalation of access restrictions or lockdown orders resulting from the ongoing COVID-19 pandemic; and • Expected spending can depend in part on the results of pending clinical trials; • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement. 3

Leading Developer & Distributor of Placental-Based Allografts (PBAs)


#1

#1 Amniotic
Skin Substitute*


200+

200+ Issued Patents Globally
(70+ Pending)


300M+

Over 300,000,000 Payer
Covered Lives


2M+
TWO MILLION
FOR PATIENTS

Over 2,000,000 Allografts
Distributed for Patients**


50+

50+ Scientific and Clinical
Publications

* BiomedGPs – SmartTrak YTD June 2022. Accessed November 10,2022. https://www.smarttrak.com.

** Through both direct and consignment shipments.

4

MIMEDX

Large Placental Donation Network & Proprietary Tissue Processing Technology

Placental Donation Network

1. Expectant Mom Introduced to Donation Program
2. Mom Consents to Donate and Completes FDA Donor Screening Assessment
3. Delivery of Healthy Baby via Caesarean Section in the US
4. Donated Placental Tissues Recovered

100,000+

Placentas recovered to-date via network of contracted birthing hospitals and dedicated team of donor recovery specialists

Proprietary Processing

Purion.

5. Microbiological & Viral Testing of Donor Tissue
6. Proprietary Processing and Terminal Sterilization
7. Shelf-stable Packaged Product

2 million+

Allografts distributed to-date

5

MIMEDX

Best-in-Class Wound Expanding Surgical Expanding from Product Portfolio Product Portfolio Single to Dual Vertical Company Underlying Demographic Trends: Aging population Increasing diabetes Increasing obesity Helps Physicians Address Multiple Conditions, Including: DFUs/ Complex Surgical Tissue VLUs Wounds Closures Augmentation 6 6

Versatile Product Offering Used to Help Wide Ranging Patient Needs Specialties Using MIMEDX Conditions & Procedures Products Include: That Use MIMEDX Products: Podiatry Diabetic foot ulcer (DFUs) High-risk incisions Plastic Reconstructive Venous leg ulcers (VLUs) Trauma Dermatology Decubitus ulcers Tendon repair Vascular Post-debridement Pilonidal cysts Orthopedic Complex defects Fistula repair General Surgery Limb salvage Burns Colon and Rectal Mohs closure Hysterectomy Gynecology 7

Launch Activities Underway in Japan EPIFIX is the first and currently only amniotic tissue product in Japan Approved for hard-to-heal chronic wounds, including DFUs and VLUs 2 Reimbursement of JPY35,100/cm secured Ongoing KOL engagement and physician training First patients treated in Q3:22 Finalizing distribution partnership Japan represents attractive international opportunity 8

Opportunity in Large & Growing Wound & Surgical End Markets Total Addressable Markets CAGRs** +9% $3.5B +9% $0.7B $2.5B Growing End $0.5B Markets & $1.3B +10% Significant Room $0.9B for Further Penetration $1.5B +8% $1.1B $261MM MIMEDX LTM Sales at 2022 2026E 9/30/2022* U.S. Wound U.S. Surgical Japan MDXG LTM Sales *LTM refers to the last twelve months ended September 30, 2022, calculated by adding the audited results for the year ended December 31, 2021 to the unaudited results for the nine months ended September 30, 2022 and subtracting the unaudited results for the nine months ended September 30, 2021. 9 **CAGRs are the estimated cumulative annual growth rates for the period January 1, 2022 through December 31, 2026 BioMed GPS SmartTrak; 3rd party proprietary assessment; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Management estimates

Continuing to Innovate to Expand Wound & Surgical Portfolio R&D Expertise Opportunities New Products Birth Tissue Biology Placental Tissue Iterations Tissue Handling and Various Tissue Matrices Processing Core Product Forms and Healing and Inflammatory Enablers Cascade Science Antimicrobial Platforms Clinical Trial Design and Execution In-house Infrastructure and Leading Partnerships 10

Recent Reimbursement Developments Update from Nov 1, 2022 CMS publication Physician Outpatient / Offices Wound Care Clinics CMS proposals for CMS final 2023 rules not 2024 deferred expected to significantly impact MIMEDX 2023 results Town hall planned for early (~1% decrease in hospital outpatient department 2023 to collect more feedback procedure code rates; ambulatory surgery center site of service not material to MIMEDX revenue) Medicare Administrative Contractor (MAC) Local Coverage Determination (LCD) proposals from Novitas, FCSO & CGS remain pending 11 CMS refers to the Centers for Medicare and Medicaid Services

Regenerative Current Focus: Registrational Trial for Knee Osteoarthritis (KOA) Medicine Recent FDA interactions: Study status: • Type B RMAT meeting• Resolving FDA protocol comments • Submission of clinical protocol• Readying for enrollment • Filing of CMC amendments Despite not meeting endpoints, Phase 2b KOA results revealed substantial promise of efficacy Micronized dehydrated human amnion chorion membrane (mdHACM) with potential to serve a large and growing patient population 12 12

Four Key Priorities / Goals 1 Grow Revenue Above Market Organization 2 Expand Operating Margins focused on capitalizing on these Execute on R&D Pipeline 3 opportunities Exercise Financial Discipline 4 13

Q3:22 Net Sales $67.7M $66.9M $63.1M $62.1M Q3:21 Q3:22 Q3:21 Q3:22 Wound & Surgical Total 14

Q3:22 Segment Reporting* Wound & Surgical Regenerative Medicine Corporate & Other ($ millions) Q3:22 Q3:21 % yoy Q3:22 Q3:21 % yoy Q3:22 Q3:21 % yoy Net Sales $66.9 $62.1 7.6% $- $0.1 nm $0.8 $0.8 -5.1% Cost of Sales 11.2 8.9 25.0% - 0.0 nm 1.0 1.2 -13.5% Operating Expense 37.2 33.5 11.0% 4.3 4.2 1.0% 18.1 13.1 38.4% Segment Contribution $18.5 $19.7 -6.0% ($4.3) ($4.2) 2.5% As percent of total 27.3% 31.2% -6.3% -6.6% company net sales *For a reconciliation of segment contribution, which does not include Investigation, restatement and related expense, to consolidated GAAP operating loss, please refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2022 15 nm = not meaningful

Capitalized to Finance Business & Focused on Cash Generation $87.1M Cash & Cash Equivalents $75.7M $73.2M $72.5M Q4:21 Q1:22 Q2:22 Q3:22 16

Conclusion Pioneer in Large and Promising Committed to field of PBAs expanding pipeline with delivering above- market significant market growth opportunities potential and profitability opportunity in KOA a pioneer & leader in placental biologics 17

Appendix 18

Summary Balance Sheets ($ millions) Q3:20 Q4:20 Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 Assets Cash and Cash Equivalents $109.6 $95.8 $84.7 $85.0 $90.6 $87.1 $75.7 $72.5 $73.2 Accounts Receivable, net 33.0 35.4 35.4 37.2 36.5 40.4 37.7 37.7 40.8 Inventory 11.0 10.4 11.6 10.1 11.2 11.4 13.2 13.4 14.0 Other Current Assets 17.9 19.0 18.3 15.4 3.6 9.6 9.3 7.4 8.0 Total Current Assets $171.5 $160.6 $150.0 $147.7 $141.9 $148.5 $135.9 $131.0 $136.0 Property and Equipment, net 10.3 11.4 11.0 10.3 9.9 9.2 8.8 8.3 7.9 Other Assets 31.5 30.0 29.8 29.1 28.7 30.2 29.7 29.4 28.9 Total Assets $213.3 $202.0 $190.8 $187.1 $180.5 $187.9 $174.4 $168.7 $172.8 Liabilities and Stockholders’ Equity (Deficit) Current Liabilities 57.3 59.2 55.4 50.6 41.7 42.4 36.6 37.1 45.9 Long Term Debt, net 47.6 47.7 47.8 47.9 48.0 48.1 48.2 48.4 48.5 Other Liabilities 4.4 3.7 3.6 3.3 4.1 4.9 4.6 4.3 5.4 Total Liabilities $109.3 $110.6 $106.8 $101.8 $93.8 $95.4 $89.4 $89.8 $99.8 Convertible Preferred Stock 91.1 91.6 92.0 92.5 92.5 92.5 92.5 92.5 92.5 Stockholders’ Equity (Deficit) 12.9 (0.2) (8.0) (7.2) (5.8) 0.1 (7.4) (13.6) (19.5) Total Liabilities and Stockholders’ Equity (Deficit) $213.3 $202.0 $190.8 $187.1 $180.5 $187.9 $174.4 $168.7 $172.8 19 Note: Some figures may not add to subtotals due to immaterial rounding differences. y

Summary Income Statements Q3:20 Q4:20 Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 ($ millions) Net Sales $64.3 $68.6 $60.0 $68.2 $63.1 $67.4 $58.9 $66.9 $67.7 Cost of Sales 10.3 10.8 9.7 12.8 10.1 10.8 9.9 11.8 12.2 Gross Profit $54.0 $57.8 $50.3 $55.4 $53.0 $56.6 $49.0 $55.1 $55.5 Research & Development 3.4 3.4 4.3 4.1 4.3 4.6 6.0 5.5 6.0 Selling, General, and Administrative 48.0 48.8 45.4 53.6 46.3 53.1 49.6 55.8 53.5 Investigation, Restatement, and Related 12.0 20.4 7.2 (2.1) 3.2 (4.5) 2.6 3.2 3.0 Amortization of Intangible Assets 0.3 0.3 0.2 0.2 0.2 0.2 0.2 0.2 .2 Impairment of Intangible Assets 0.0 1.0 0.0 0.0 0.0 0.1 0.0 0.0 0.0 Operating (Loss) Income ($9.7) ($16.1) ($6.8) ($0.4) ($1.0) $3.3 ($9.3) ($9.6) ($7.1) Loss on Extinguishment of Debt (8.2) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Interest Expense, net (1.5) (1.5) (1.5) (1.4) (1.0) (1.2) (1.1) (1.2) (1.3) Pretax (Loss) Income ($19.4) ($17.6) ($8.3) ($1.8) ($2.0) $2.1 ($10.4) ($10.8) ($8.4) Income Tax Provision Benefit (Expense) 0.0 1.0 (0.1) 0.0 (0.3) 0.1 (0.1) (0.1) (0.0) Net (Loss) Income ($19.4) ($16.6) ($8.4) ($1.8) ($2.3) $2.2 ($10.5) ($10.9) ($8.4) 20 Note: Some figures may not add to subtotals due to immaterial rounding differences.

Summary Cash Flow Statements

($ millions)	Q3:20	Q4:20	Q1:21	Q2:21	Q3:21	Q4:21	Q1:22	Q2:22	Q3:22
Net (Loss) Income	($19.4)	($16.6)	($8.4)	($1.8)	($2.3)	$2.2	($10.5)	($10.9)	($8.4)
Share-Based Compensation	3.7	3.9	3.2	4.1	3.8	3.6	4.0	4.4	2.4
Depreciation	1.5	1.3	1.2	1.3	0.9	1.0	0.9	0.9	0.7
Other Non-Cash Effects	9.5	1.7	1.1	0.9	0.6	0.7	0.6	3.0	1.1
Changes in Assets	(1.8)	(6.2)	0.1	1.9	11.0	(9.5)	0.7	(0.7)	(4.7)
Changes in Liabilities	1.9	5.5	(3.9)	(4.8)	(7.6)	(1.3)	(5.9)	0.3	9.8
Net Cash Flows (Used in) Provided by Operating Activities	**($4.6)**	**($10.4)**	**($6.7)**	**$1.6**	**$6.4**	**($3.3)**	**($10.2)**	**($3.0)**	**$0.9**
Purchases of Property and Equipment	(0.7)	(2.2)	(1.9)	(0.4)	(0.6)	(0.3)	(0.1)	(0.4)	(0.4)
Patent Application Costs	0.0	(0.1)	(0.2)	(0.0)	(0.1)	(0.0)	(0.1)	(0.0)	(0.0)
Other	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	(0.0)
Net Cash Flows Used in Investing Activities	**($0.7)**	**($2.3)**	**($2.1)**	**($0.4)**	**($0.6)**	**($0.3)**	**($0.1)**	**(0.4)**	**($0.4)**
Preferred Stock Net Proceeds	93.4	(0.8)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Proceeds from Term Loan	49.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Repayment of Term Loan	(72.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Prepayment Premium on Term Loan	(1.4)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Deferred Financing Cost	(2.8)	(0.3)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock	(0.1)	0.0	(3.2)	(1.4)	(0.2)	0.0	(1.2)	0.0	0.0
Proceeds from Exercise of Stock Options	0.1	0.0	0.9	0.5	0.0	0.0	0.2	0.2	0.2
Net Cash Flows (Used in) Provided by Financing Activities	**$66.7**	**($1.1)**	**($2.3)**	**($0.9)**	**($0.2)**	**$0.0**	**($1.0)**	**$0.2**	**$0.2**
Beginning Cash Balance	48.2	109.6	95.8	84.7	85.0	90.6	87.1	75.7	72.5
Change in Cash	61.4	(13.8)	(11.1)	0.3	5.6	(3.5)	(11.4)	(3.2)	0.7
Ending Cash Balance	**$109.6**	**$95.8**	**$84.7**	**$85.0**	**$90.6**	**$87.1**	**$75.7**	**$72.5**	**$73.2**

21

Note: Some figures may not add to subtotals due to immaterial rounding differences.

MIMEDX

Revenue Detail

($ millions)	Quarter									Trailing 12 Months				
	Q3:20	Q4:20	Q1:21	Q2:21	Q3:21	Q4:21	Q1:22	Q2:22	Q3:22	Q3:21	Q4:21	Q1:22	Q2:22	Q3:22
Advanced Wound Care / Section 361[1]	$55.1	$59.4	$51.5	$59.3	$62.3	$66.9	$58.4	$66.2	$66.8	$232.5	$240.0	$246.9	$253.8	$258.3
Section 351[1]	8.2	8.7	8.2	8.6	0.5	0.3	0.4	0.6	0.8	26.0	17.6	9.8	1.9	2.2
Other[2]	1.0	0.5	0.3	0.3	0.3	0.1	0.1	0.1	0.1	1.4	1.0	0.8	0.5	0.4
Net Sales	**$ 64.3**	**$ 68.6**	**$ 60.0**	**$ 68.2**	**$ 63.1**	**$ 67.4**	**$ 58.9**	**$ 66.9**	**$ 67.7**	**$259.9**	**$258.6**	**$257.5**	**$256.3**	**$260.9**

(1) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. Advanced Wound Care/Section 361 and Section 351 Sales are Non-GAAP metrics. These two metrics allow investors to better understand the trend in sales between the two different product groups. (2) Adjusted net sales excludes impact of Revenue Transition amounts. Adjusted net sales is a non-GAAP measurement. Our reported net sales, specifically those reported prior to and after the Transition, led to situations where we included revenue recognized on the cash basis and "as-shipped" basis in the same period. Management uses Adjusted Net Sales to provide comparative assessments and understand the trend in the Company's sales across periods exclusive of effects related to the Company's transition to revenue recognition at the point of shipment. (3) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods. Note: some figures may not add to subtotals due to immaterial rounding differences.

22

MIMEDX

Non-GAAP Metrics Reconciliation

($ millions)	Q3:20	Q4:20	Q1:21	Q2:21	Q3:21	Q4:21	Q1:22	Q2:22	Q3:22
Net Sales – Reported	$64.3	$68.6	$60.0	$68.2	$63.1	$67.4	$58.9	$66.9	$67.7
Less: Revenue Transition Impact[1]	(1.0)	(0.5)	(0.3)	(0.3)	(0.3)	(0.1)			
Adjusted Net Sales	**$63.3**	**$68.1**	**$59.7**	**$67.9**	**$62.8**	**$67.3**	**$58.9**	**$66.9**	**$67.7**
Gross Profit	$54.0	$57.8	$50.3	$55.4	$53.0	$56.6	$49.0	$55.1	$55.5
Less: Revenue Transition Impact[1]	(0.9)	(0.4)	(0.2)	(0.3)	(0.3)	(0.1)			
Adjusted Gross Profit	**$53.1**	**$57.4**	**$50.1**	**$55.1**	**$52.7**	**$56.6**	**$49.0**	**$55.1**	**$55.5**
Adjusted Gross Margin	**84.0%**	**84.2%**	**83.9%**	**81.3%**	**83.9%**	**84.1%**	**83.2%**	**82.3%**	**82.0%**
Adjusted EBITDA	$7.8	$10.8	$5.0	$3.1	$7.0	$3.6	($1.7)	($1.0)	($0.7)
Less: Capital Expenditures	(0.7)	(2.2)	(1.9)	(0.4)	(0.6)	(0.3)	(0.1)	(0.4)	(0.4)
Less: Patent Application Costs	0.0	(0.1)	(0.2)	(0.0)	(0.1)	(0.0)	(0.1)	(0.0)	(0.0)
Free Cash Flow	**$7.1**	**$8.5**	**$2.9**	**$2.7**	**$6.3**	**$3.3**	**($1.9)**	**($1.4)**	**($1.1)**

23

(1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods. Note: Some figures may not add to subtotals due to immaterial rounding differences.

MIMEDX

Adjusted EBITDA Reconciliation

($ millions)	Q3:20	Q4:20	Q1:21	Q2:21	Q3:21	Q4:21	Q1:22	Q2:22	Q3:22
Net (Loss) Income	**($19.4)**	**($16.6)**	**($8.4)**	**($1.8)**	**($2.3)**	**$2.2**	**($10.5)**	**($10.9)**	**($8.4)**
Depreciation & Amortization	1.8	1.6	1.4	1.5	1.1	1.1	1.0	1.0	0.8
Interest Expense	1.5	1.5	1.5	1.4	1.0	1.2	1.1	1.2	1.3
Loss on Extinguishment of Debt	8.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Income Tax	0.0	(1.0)	0.1	(0.0)	0.3	(0.1)	0.1	0.1	0.1
EBITDA	**($7.9)**	**($14.5)**	**($5.5)**	**$1.1**	**$0.0**	**$4.4**	**($8.3)**	**($8.6)**	**($6.1)**
Investigation, Restatement & Related	12.0	20.4	7.2	(2.1)	3.2	(4.5)	2.6	3.2	3.0
Impairment of Intangible Assets	0.0	1.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0
Share-Based Compensation	3.7	3.9	3.2	4.1	3.8	3.6	4.0	4.4	2.4
Adjusted EBITDA[1]	**$7.8**	**$10.8**	**$5.0**	**$3.1**	**$7.0**	**$3.6**	**($1.7)**	**($1.0)**	**($0.7)**

Investigation, Restatement & Related:

- Audit Committee Investigation completed in Q2:19
- Restatement activities completed in Q2:20
- Going forward, remainder is legal costs for Company matters, resolution costs for Company matters, recoveries from insurance providers, and indemnification costs under agreements with former officers and directors

24

(1) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) loss on extinguishment of debt, (v) income tax provision, (vi) costs incurred in connection with Audit Committee Investigation, Restatement, and Related; (vii) Impairment of intangible assets, and (vii) share-based compensation. Note: Some figures may not add to subtotals due to immaterial rounding differences.

MIMEDX

Segment Data Wound & Surgical Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 ($ millions) Net Sales $51.4 $58.9 $62.1 $66.5 $58.3 $66.1 $66.9 (7.2) (9.5) (8.9) (9.6) (9.1) (10.8) (11.2) Cost of Sales Selling, General and Administrative Expense (25.8) (29.5) (32.1) (36.2) (34.0) (38.7) (35.5) Research and Development Expense (1.4) (1.2) (1.4) (1.8) (2.0) (2.4) (1.7) Segment Contribution $16.9 $18.7 $19.7 $19.0 $13.2 $14.1 $18.5 Regenerative Medicine Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 ($ millions) $7.9 $8.6 $0.1 $0.0 $0.0 $0.0 $0.0 Net Sales Cost of Sales (1.5) (2.2) 0.0 0.0 0.0 0.0 0.0 Selling, General and Administrative Expense (4.8) (5.1) (1.3) (1.8) 0.0 0.0 0.0 Research and Development Expense (2.9) (2.8) (2.9) (2.8) (4.0) (3.1) (4.3) Segment Contribution ($1.3) ($1.4) ($4.2) ($4.6) ($4.0) ($3.1) ($4.3) 25 Note: Some figures may not add to subtotals due to immaterial rounding differences.